UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003

OXFORD HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16437	06-1118515
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

48 Monroe Turnpike, Trumbull, Connecticut	06611
(Address of principal executive offices)	(Zip Code)

(203) 459-6000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

99	Press release dated May 5, 2003 announcing the Registrant’s first quarter 2003 results

Item 9.    Regulation FD Disclosure under Items 9 and 12.

The information contained in this Current Report is intended to be furnished under Item 12, “Results of Operations and Financial Condition”, and under Item 9, “Regulation FD Disclosure”, pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Registrant’s press release dated May 5, 2003 announcing its first quarter 2003 results is attached as an Exhibit hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD HEALTH PLANS, INC.

Date: May 5, 2003	By:	/S/ MARC M. KOLE
Marc M. Kole
Senior Vice President Finance and Principal Accounting Officer

OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

Exhibit Index

Exhibit Number	Description of Document	Page Number
99	Press Release dated May 5, 2003	4